                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2003

                                 HydroFlo, Inc.
                 (Name of small business issuer in our charter)

       North Carolina                  333-100099             56-2171767
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)          Identification  Number)

                     3721 Junction Blvd., Raleigh, NC 27603
              (Address of principal executive offices) (Zip Code)

(Address of principal place of business or intended principal place of business)

                  Registrant's telephone number: 919-772-9925

Item 5. Other Events and Regulation FD Disclosure.

Based upon conversations with Emory Wilson, we anticipate receiving payment by
August 15, 2003, although there is no guarantee that this will occur.  On
August 4, 2003, we received an additional payment of $15,000 from Happy Cloud
Ranch, leaving a balance due of $9,443.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HydroFlo, Inc.
                                                   --------------
                                                    (Registrant)

                                             By: /s/ Dennis Mast
                                                 ---------------
                                                     Dennis Mast, CEO

        In accordance with the requirements of the Securities Act of 1933, this
Registration Statement was signed by the following persons in the capacities and on the dates stated:

               Signature            Title                  Date
               ---------            -----                  ----
           /s/ Dennis Mast          CEO              August 4, 2003
           ---------------
               Dennis Mast